UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — October 5, 2016 (October 5, 2016)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada	001-13718	98-0364441
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, 19th Floor, New York, NY 10151
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 7.01 Regulation FD Disclosure.

On October 5, 2016, MDC Partners Inc. (the “Company”) announced that the U.S. District Court presiding over North Collier Fire Control and Rescue District Firefighter Pension Plan, et al v. MDC Partners Inc., et al, No. 15 Civ. 6034 (S.D.N.Y.), granted the Company’s motion to dismiss the plaintiffs’ amended complaint in its entirety with prejudice, and directed the Clerk of the Court to “close the case.”

A copy of the press release announcing the summary judgment is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated October 5, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: October 5, 2016	MDC Partners Inc.

	By:	/s/ Matthew Speiser
Matthew Speiser Assistant General Counsel

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